Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Nebraska Tax-Free Income Fund
Short-Intermediate Income Fund
Government Money Market Fund

QUARTERLY REPORT

December 31, 2008

One Pacific Place, Suite 600 • 1125 South 103rd Street • Omaha, Nebraska, 68124-6008
phone (402) 391-1980 • toll free (800) 304-9745 • fax (402) 391-2125
www.weitzfunds.com

25 YEARS – ONE PHILOSOPHY

Over the past 25 years we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At The Weitz Funds a few things have remained constant, our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so into the next quarter century.

“We eat our own cooking.”

All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.

When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”

“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.

We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.

Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

Annual Shareholder Information Meeting

Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 21st. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

LETTER TO SHAREHOLDERS

January 20, 2009

Dear Fellow Shareholder:

          I feel as if I have been writing about 2008 for at least two or three years. So much has happened—so many “unthinkable” things—that the story seems somehow surreal. Dependence on debt in every corner of the economy finally caught up with the U.S. and most of the rest of the world. The consequences have been traumatic.

          The capital markets are barely functioning, consumer spending has declined sharply, and production of both raw materials and finished goods is depressed. Many individuals and companies that have not been seriously affected have nevertheless pulled back on their spending and investing because they fear that the recession may affect them soon. This triggers a vicious circle in which fear causes lowered economic activity which causes fear, and so on.

          The Federal Reserve, Treasury and FDIC have responded to a series of crises with hundreds of billions of dollars meant to replenish bank capital, provide credit for transactions, and stimulate consumer demand. The formats of the various “rescues” of companies “too big to fail” have varied, and the shareholders and creditors of the institutions have not fared equally well. The treatment of creditors of Lehman Brothers and the preferred stock holders of Freddie Mac and Fannie Mae have come in for particular criticism as having caused unintended consequences that have made the economic crisis worse.

          The U.S. stock market turned down in 2007, continued to fall gradually during the first three quarters of 2008, then turned sharply lower in October and November. All businesses have been affected by the recession but most of our portfolio companies are coping reasonably well with both the economic slowdown and the closing of credit markets. The stocks of our companies, on the other hand, have generally been weak and our Funds turned in full-year results in line with the S&P 500.

          The dilemma we have faced all year is that while we have been quite pessimistic about the economy and near-term earnings prospects, we believe that stock prices have in many cases fallen much farther than business values. Hedge funds and mutual funds, faced with hundreds of billions in redemption requests, dumped stocks and bonds almost without regard to price. Hedge funds and investment banks were forced to sell additional hundreds of billions worth of securities to satisfy margin calls (demand for repayment of loans). By mid-November many stocks (including some of ours) had reached absurdly low prices.

          On an historical note, at a time when the media makes regular references to the Great Depression and the bear market of the 1930’s, the Leuthold Group offers some interesting statistics. The average annual total return for the S&P 500 for the 10 years ended November 20, 2008 was -2.7%. This matches the worst 10-year performance in stock market history—1929-1939. So, we have just completed a 10-year period during which the stock market was just as bad as the 1929-39 market.

          Also, according to Leuthold, roughly 5% of the ten-year periods since 1926, have produced S&P 500 returns of less than 1% per year for the ten years. Each of those flat-to-down markets was followed by a ten-year period of strong returns, ranging from 101% or 7.2% per year (Q4 1938 to Q4 1948) to 325% or 15.6% per year (Q3 1974 to Q3 1984).

          We do not believe we face a full replay of the 1930’s, nor do we believe these numbers prove the market will not go lower. What they do show, though, is that the market has already discounted a very bad economy and that after previous very bad 10-year stretches in the stock market, the subsequent 10 years have been pretty good.

          We believe our portfolios can earn very reasonable returns for us over the next few years from today’s price levels, but we will need patience and the courage of our convictions. We do not think it will work for investors to wait for the recession to pass and for an end to “uncertainty.” As Warren Buffett said in his October New York Times Op Ed, “If you wait for the robins, spring will be over.” (Incidentally, this is the reason that our analysts and portfolio managers have continued to add to our personal holdings of our funds.)

Investment Results

          The table below shows returns for our Funds (after deducting fees and expenses) over various holding periods and returns for the S&P 500 (larger companies), the Russell 2000 (smaller companies) and the Nasdaq Composite (a proxy for technology companies).

	Total Returns*		Average Annual Total Returns*

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Value	-24.7%	-40.7%	-13.5%	-6.1%	1.2%	7.6%	9.4%	N/A
Partners Value**	-21.7	-38.1	-11.5	-4.9	1.7	8.1	9.9	11.2
Hickory	-27.3	-41.6	-14.6	-5.3	-1.5	6.3	N/A	N/A
Partners III**	-21.1	-34.4	-11.7	-3.6	4.5	9.3	10.9	11.6

S&P 500#	-22.0	-37.0	-8.3	-2.2	-1.4	6.4	8.4	9.7
Russell 2000#	-26.1	-33.8	-8.3	-0.9	3.0	N/A	N/A	N/A
Nasdaq Composite#	-24.4	-40.0	-9.8	-4.0	-2.7	4.8	7.3	7.2

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory and Partners III Opportunity Funds, as stated in the most recent Prospectus are 1.16%, 1.16%, 1.23% and 1.54%, respectively, of each Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends (except for the 15, 20 and 25 year Nasdaq numbers for which reinvestment of dividend information was not available).

**	See pages 17 and 29 for additional performance disclosures.

#	Index performance is hypothetical and is for illustrative purposes only.

Portfolio Review

          The business landscape is changing. Our portfolios still contain many familiar names and our turnover remains relatively low, but our areas of focus have been evolving and the current cataclysm promises to bring further changes.

          The financial services world is being completely reshaped by corporate and government responses to the credit/solvency crisis. Major companies have been allowed to fail (Lehman), forced to merge into stronger partners (Merrill Lynch, Wachovia), and essentially taken over by the government (AIG, Fannie Mae, Freddie Mac). The Fed, Treasury and FDIC have provided tens of billions of fresh capital and hundreds of billions of guarantees against losses on “troubled assets” to banks like Citibank and Bank of America. In return they have assumed authority to dictate dividend, compensation and lending policies. The major investment banks have either merged or converted themselves into commercial banks. They will likely be less leveraged, less glamorous and less profitable going forward.

          We have made good profits over the years owning bank and savings and loan stocks. They earned reasonable returns, were sensible about credit risk, grew nicely and paid good dividends. They were not great businesses but their stocks periodically offered good trading opportunities. When the Fed raised interest rates, investors tended to blindly sell all their financial stocks. As long as operations were sound, we could buy when the Fed raised rates and sell when they lowered rates and investors wanted them back—often 50%-100% higher.

          The recent bust in the mortgage market has exposed the weakness of the “originate and sell” business model. Lenders will probably use less leverage and retain at least some of the credit risk of the loans they make. They will also probably be more highly regulated and scrutinized. This will likely mean lower profits and slower growth although the survivors will face less competition. Strong banks that make good loans and understand what they are doing may still be good investments at the right price, but it may be some time before the credit, capital, regulatory and profitability questions are answered.

          On the other hand, if capital is the scarce resource in the financial sector, companies with excess capital may be able to be more profitable than usual. Berkshire Hathaway is the ultimate beneficiary of this period of financial stress. Berkshire has huge amounts of available capital (and generates billions more internally every year) and it has Warren Buffett who is equally at home investing in public securities or entire businesses. Warren has made several investments over the past year that greatly enhance the value of the business—yet the stock is down about 40% from its recent high.

          At the other end of the size spectrum from Berkshire Hathaway is Redwood Trust. Redwood has the expertise to invest in distressed mortgage securities and it does so without using borrowed money. It is a small company but has a very interesting opportunity because it has available capital when few others do.

          We have also been partial to various kinds of media companies over the years. We have had profitable investments in newspapers, radio, television, cable TV, satellite, programming (“content”) advertising agencies, and now Internet advertising (which has accelerated the decline of older media). As relative competitive positions have changed, we have tried to move to the “mature but still growing” companies rather than the “cutting edge” variety such as the late 1990’s “dot.com” startups.

          Our current major positions in this area are cable distributors—Comcast (U.S.) and Liberty Global (Eastern and Western Europe and Japan), satellite—Liberty Media Entertainment (52% owner of DirectTV), and programming—Discovery and Liberty Interactive (QVC). We also own Washington Post whose Kaplan Education business is its most valuable asset, and News Corp. which is a combination of newspaper, TV, sports programming, satellite (UK, China and Italy) and Internet properties such as MySpace. The common denominators for all of these companies are (1) they generate lots of free cash flow and (2) we trust their managements to be completely realistic about their competitive positions and to allocate their free cash flow accordingly (wisely).

          Energy, materials and agricultural products were categories that were noticeably absent from our portfolios during the multi-year bull market in “emerging market infrastructure” plays that ended abruptly last summer. Generally speaking, oil, gas, metals, fertilizer, etc. are capital intensive and producers have little control over their destinies since commodity prices are the primary determinant of profitability. Over very long periods of time, we think it is fair to say that these companies go through extended periods of low returns on invested capital and have occasional large “inventory profits” when the price of the commodity in question runs up sharply.

          During the early 1980’s we owned oil stocks when oil prices were falling but oil stocks were so cheap that “drilling on Wall St.” became popular and corporate raiders like Boone Pickens made takeover bids for several public energy companies. Now, some commodity prices appear to be lower than their marginal costs of production. When that happens, production is likely to be curtailed and prices should eventually rise. We make no pretense of being able to predict commodity prices, but if we can buy a company with current earnings adequate to support operations, debt service, dividends, etc. and have a “free option” on a rise in the value of the company’s commodity reserves, we may be interested. Shareholders will notice small positions in ConocoPhillips, XTO Energy, and a few other energy companies.

          We also own meaningful positions in Martin Marietta Materials, Vulcan, and Eagle Materials. “Aggregates” (rock for use in concrete, asphalt, etc.) and cement are the most prosaic products imaginable. The demand for these materials is cyclical and each has suffered a decrease in demand as construction activity has declined. These are bulky, low-value materials with limited supplies and high transportation costs, so many mines and plants enjoy micro-market duopolies. As a result of favorable competitive positions, they tend to generate higher returns on capital and more reliable free cash flow than other raw materials companies. Their markets—and stocks—are depressed, but their long-term prospects are good. The promised boost in infrastructure spending may be positive for these companies, but we are not counting on this in our valuations.

          Healthcare is another area in which change is an issue. Many healthcare stocks are depressed due to fears that a new administration will change the rules and somehow, while extending care to more people, make it less profitable for providers. Our two managed care companies, WellPoint and UnitedHealth Group, face some economic and competitive headwinds in 2009 and earnings may decline relative to 2008. However, as Dave Perkins discusses in the “Analyst Corner” later in this report, we believe that both of these companies will be able to cope with political change and a challenging economic environment. Omnicare, our other large healthcare investment, is an institutional pharmacy that is regaining its footing following substantial industry-wide reimbursement changes. The company’s outlook has improved and its core business remains relatively insulated from broader economic pressures. At less than 10 times (growing) free cash flow, we believe the stock is very attractive.

           This is a controversial industry and even benign change can be disruptive and expensive. We believe that in the short run (1-3 years), our companies have strong market positions and will be able to generate strong cash flows. Longer term, they provide important services and have capabilities that will be needed regardless of the reimbursement regime. We expect change, but from today’s price levels, we believe these companies can provide very solid investment returns even if their operating environments look different five years from now.

Outlook

          The near-term economic outlook is awful, yet stock prices already reflect considerably lowered investor expectations. We expect alternate waves of optimism and pessimism over the next year or so. Surplus inventories of commercial and residential real estate must be absorbed and cause many to fear deflation. On the other hand, the trillions of dollars of government funds borrowed and spent/invested in stabilizing the financial system raise the specter of inflation. The bank capital that has been destroyed must be replaced before banks will be able to lend again, and they must regain confidence in the value of the collateral against which they are lending to be willing to lend again. Above all, individuals make the economy go, and when a critical mass of people believe that their personal worlds are not coming to an end and feel safe enough to consume and invest again, we can have a sustained recovery in the economy and the stock market.

          We have no doubt that the country will be able to work its way through this dilemma, but it will take time. This will not be a year for the faint of heart, but it is quite possible that it could be a reasonable year for investors. We plan to be wary, patient, disciplined and opportunistic in pursuit of positive returns and we feel cautiously optimistic about the prospects for 2009.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
Co-manager Value and Partners Value	Co-manager Value and Partners Value
Portfolio Manager Hickory and Partners III	Portfolio Manager Balanced
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments in Securities included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

(This page has been left blank intentionally.)

ANALYST CORNER

A PERSPECTIVE ON WELLPOINT, INC.
By David Perkins

WellPoint is the largest for-profit managed care company in the United States, serving 35.3 million members. Formed by a merger between Anthem and WellPoint Health Networks in November 2004, the company owns the Blue Cross or Blue Cross & Blue Shield license in 14 states. WellPoint’s services range from HMO and PPO plans for individuals, small businesses and large employers to state (managed Medicaid) and federal government (Medicare Advantage, Medicare Part D) programs. Risk-based health insurance programs account for the majority of the company’s sales and profits, though roughly half of its membership consists of exclusively fee-based administrative services. WellPoint is also the nation’s largest private Medicaid insurer covering roughly 1.8 million members.

Healthcare Under a New Administration

Healthcare and healthcare reform were once again central issues during this past election. Many changes have been and will be proposed, including expanding coverage to some or all of the 47 million Americans currently lacking health insurance via expansions to state Medicaid programs and the State Children’s Health Insurance Program (commonly referred to as SCHIP). Cuts to Medicare Advantage and the creation of a National Health Insurance Exchange also appear to have considerable political momentum at the present time. While the state of the U.S. economy may delay or modify these goals, the desire on the part of the Democratic majority to move closer to universal health coverage is undeniable, and therefore likely.

David Perkins joined Weitz in January, 2004. He graduated from Taylor University and spent 3 years as an equity analyst at McCarthy Group Asset Management. In addition to covering WellPoint, David has an emphasis on the Health Care, Construction Materials, Education, Energy and Materials sectors. David is a Level III candidate in the CFA program.

Managed care stocks, including WellPoint, have been under pressure over the past year, no doubt in part due to the uncertainty the above changes introduce for the industry. While it is premature to say with certainty exactly how the evolving landscape will impact WellPoint and its peers, we do not believe the structure of the commercial health insurance industry will change dramatically over the next 3-5 years. We believe any pressure on underwriting profits from government mandates or direct government competition (neither of which are certain at the moment) is likely to be offset to some degree (potentially even fully) by a sizable increase in the addressable market for risk-based health insurance products.

Valuation and Margin of Safety

Despite near-term economic pressures and recent operational challenges in its Medicare segment, WellPoint should continue to produce a strong and relatively stable stream of excess cash flow over the next several years. Since the company’s core businesses require little cash to operate, WellPoint is likely to have the opportunity to continue repurchasing meaningful amounts of its own stock. Other options would, of course, include introducing a sizable dividend or acquiring other managed care plans or related businesses.

Hypothetically, it is worth noting that if management elected to pay out all of the company’s expected cash earnings in 2009 to shareholders in the form of a dividend, WellPoint’s “yield” at current prices would be in the neighborhood of 13%-16%. Said another way, assuming stable future cash flows (i.e. no growth), WellPoint’s board could repurchase the entire company at today’s stock price in approximately seven years. We expect WellPoint’s businesses to perform better than that, however, resulting in modest growth in free cash flow over our investment horizon. Our estimate of the company’s intrinsic value exceeds $70 per share, providing an attractive risk/reward to patient, long-term investors.

MANAGEMENT DISCUSSION & ANALYSIS — VALUE FUND

Co-Portfolio Managers: Wallace R. Weitz
Bradley P. Hinton

The Value Fund declined -24.7% in the fourth quarter, compared to a -22.0% return for the S&P 500. Stocks were weak across the board, with nine of the ten S&P sectors generating double-digit negative returns. Our stocks were not immune, with many of the largest declines clustered in the consumer and financial sectors. We underestimated the depth of the financial crisis and the severity of the resulting downturn. During the quarter we ratcheted down our value estimates to incorporate an awful 2009 economy and at best a dull 2010. Most of our stocks declined by far more than our valuations, so in our judgment the Fund’s portfolio became even cheaper during the quarter.

While portfolio activity was relatively light, we continued to methodically put money to work as stocks fell. We added small initial positions in three large-cap companies. Cardinal Health was an opportunistic purchase of a familiar health care name. In contrast, XTO Energy and ConocoPhillips are the first energy stocks we have owned in at least a decade. For the past few years, we have been doing our homework in anticipation of a possible break in commodity prices. That break continued in breathtaking fashion during the fourth quarter, with crude oil falling from its high of $145 per barrel in July to less than $35 per barrel in mid-December. We are proceeding with due caution in the energy space, as we expect near-term demand trends to remain very weak.

We purchased three-year Mohawk Industries corporate debt during the quarter at a low-teens yield to maturity. Mohawk is a leading flooring company that we know well, and the bonds provide a unique opportunity for potential equity-like returns with added structural protection. While we are always flexible, Mohawk is the first corporate bond we have purchased in the Fund since early 2003. We also increased our equity positions in Microsoft (now 3.3% of net assets), Redwood Trust (4.3%) and Comcast (4.5%). Finally, we eliminated small-cap spin-offs HSN, Ticketmaster and Interval Leisure during the quarter to focus on larger company investments.

The Fund’s cash position declined from 12% last quarter to 8% at year-end, which is near the low end of our historical range. The Fund is more concentrated than usual, with the ten largest stocks representing 54% of net assets. Our large Berkshire Hathaway position (14% of net assets) is the primary reason for this concentration. Finally, the Value Fund continues to be weighted to large-cap names, with more than 60% of the Fund’s stock investments in companies with market caps greater than $10 billion.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Value	-24.7%	-40.7%	-13.5%	-6.1%	1.2%	7.6%	9.4%
S&P 500	-22.0	-37.0	-8.3	-2.2	-1.4	6.4	8.4
Russell 2000	-26.1	-33.8	-8.3	-0.9	3.0	N/A	N/A
Nasdaq Composite	-24.4	-40.0	-9.8	-4.0	-2.7	4.8	7.3

See pages 5 and 11 for additional performance disclosures.

FUND PERFORMANCE — VALUE FUND

(Unaudited)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Value Fund	S&P 500	Difference Value Fund – S&P 500

Dec. 31, 1999	21.0%	21.0%	0.0%
Dec. 31, 2000	19.6	–9.1	28.7
Dec. 31, 2001	0.2	–11.8	12.0
Dec. 31, 2002	–17.1	–22.1	5.0
Dec. 31, 2003	28.7	28.7	0.0
Dec. 31, 2004	15.7	10.9	4.8
Dec. 31, 2005	–2.8	4.9	–7.7
Dec. 31, 2006	21.8	15.8	6.0
Dec. 31, 2007	–10.3	5.5	–15.8
Dec. 31, 2008	–40.7	–37.0	–3.7

10-Year Cumulative Return ended Dec. 31, 2008	12.8	–13.0	25.8
10-Year Average Annual Compound Return ended Dec. 31, 2008	1.2	–1.4	2.6

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1998, through December 31, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2008 was –40.7%, –6.1% and 1.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — VALUE FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	14.1%	Consumer Discretionary	25.2%
WellPoint	6.2	Financials	23.8
Telephone & Data Systems	5.4	Health Care	14.6
Comcast	4.5	Information Technology	7.3
Redwood Trust	4.3	Industrials	6.7
Washington Post	4.2	Telecommunication Services	5.5
UnitedHealth Group	4.0	Materials	4.4
Liberty Media - Entertainment	3.9	Consumer Staples	2.5
Omnicare	3.9	Energy	1.0
United Parcel Service	3.7	Corporate Bonds	0.8
		Short-Term Securities/Other	8.2
	54.2%
			100.0%

* As of December 31, 2008

Largest Net Purchases and Sales for Quarter Ended December 31, 2008

Net Purchases ($mil)		Net Sales ($mil)

Microsoft	$6.1	Omnicare	$9.9
Cardinal Health (new)	5.5	Wells Fargo	8.6
ConocoPhillips (new)	4.0	Berkshire Hathaway	7.8
XTO Energy (new)	3.7	UnitedHealth Group	6.1
Redwood Trust	3.4	Ticketmaster (eliminated)	2.8
Other (net)	9.1
			$35.2
	$31.8

		Net Portfolio Sales	$3.4

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2008

Positive ($mil)		Negative ($mil)

UnitedHealth Group	$1.6	Berkshire Hathaway	$(47.1)
XTO Energy	0.7	Liberty Media - Interactive	(44.1)
ConocoPhillips	0.6	Liberty Global	(25.8)
		American Express	(24.2)
	$2.9	USG Corp.	(17.6)
		Other (net)	(165.0)

			$(323.8)

		Net Portfolio Losses	$(320.9)

VALUE FUND

Schedule of Investments in Securities December 31, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 91.0%

Consumer Discretionary — 25.2%

Broadcasting & Cable TV — 12.2%
Comcast Corp. - CL A Special	1,625,000	$26,243,750
Comcast Corp. - CL A	825,000	13,926,000
Liberty Media Corp. - Entertainment - Series A*	2,000,000	34,960,000
Liberty Global, Inc. - Series C*	2,000,000	30,360,000
Cumulus Media, Inc. - CL A*	1,120,000	2,788,800
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—

		108,278,550
Retailing — 6.3%
Lowe’s Companies, Inc.	1,300,000	27,976,000
Liberty Media Corp. - Interactive - Series A*	4,500,000	14,040,000
Bed Bath & Beyond, Inc.*	539,000	13,701,380

		55,717,380
Media — 6.7%
The Washington Post Co. - CL B	95,000	37,073,750
News Corp. - CL A	1,500,000	13,635,000
Liberty Media Corp. - Capital - Series A*	2,000,000	9,420,000

		60,128,750

		224,124,680
Financials — 23.8%

Insurance — 14.1%
Berkshire Hathaway, Inc. - CL B*	39,000	125,346,000

Mortgage REIT’s — 4.5%
Redwood Trust, Inc.†	2,560,000	38,169,600
Newcastle Investment Corp.	1,900,000	1,596,000
CBRE Realty Finance, Inc.	1,350,000	243,000

		40,008,600
Diversified Financials — 3.0%
American Express Co. (b)	1,450,000	26,897,500

Banks — 2.2%
Wells Fargo & Co. (b)	652,500	19,235,700

		211,487,800

Health Care — 14.6%

Managed Health Care — 10.1%
WellPoint, Inc.*	1,300,000	54,769,000
UnitedHealth Group, Inc.	1,320,000	35,112,000

		89,881,000

VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Health Care Equipment & Services — 4.5%
Omnicare, Inc.	1,250,000	$34,700,000
Cardinal Health, Inc.	150,000	5,170,500

		39,870,500

		129,751,500
Information Technology — 7.3%

Software & Services — 4.2%
Microsoft Corp.	1,500,000	29,160,000
eBay, Inc.*	600,000	8,376,000

		37,536,000
Technology Hardware & Equipment — 3.1%
Dell, Inc.*	2,650,000	27,136,000

		64,672,000

Industrials — 6.7%

Transportation — 3.7%
United Parcel Service, Inc.	600,000	33,096,000

Industrial Conglomerates — 2.1%
Tyco International Ltd.	850,000	18,360,000

Building Products — 0.9%
USG Corp.*	1,000,000	8,040,000

		59,496,000

Telecommunication Services — 5.5%

Telecommunication Services — 5.5%
Telephone and Data Systems, Inc. - Special	1,720,000	48,332,000

Materials — 4.4%

Materials — 4.4%
Martin Marietta Materials, Inc.	200,000	19,416,000
Vulcan Materials Co.	277,000	19,273,660

		38,689,660

Consumer Staples — 2.5%

Hypermarkets & Super Centers — 2.5%
Wal-Mart Stores, Inc. (b)	400,000	22,424,000

VALUE FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Energy — 1.0%

Energy — 1.0%
ConocoPhillips	89,000	$4,610,200
XTO Energy, Inc.	125,000	4,408,750

		9,018,950

Total Common Stocks (Cost $1,170,882,104)		807,996,590

CORPORATE BONDS — 0.8%

Mohawk Industries, Inc. 5.75% 1/15/11 (Cost $7,059,272)	$8,000,000	7,345,152

SHORT-TERM SECURITIES — 7.8%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.65%(a) (Cost $68,854,576)	68,854,576	68,854,576

Total Investments in Securities (Cost $1,246,795,952)		884,196,318
Options Written — (0.2%)		(1,771,685)
Other Assets Less Other Liabilities — 0.6%		5,613,074

Net Assets — 100%		$888,037,707

Net Asset Value Per Share		$18.64

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $35	91,200	$(4,560)
American Express Co.	January 2009 / $40	150,000	(3,750)
Wal-Mart Stores, Inc.	March 2009 / $57.50	200,000	(564,000)
Wells Fargo & Co.	January 2009 / $32.50	452,500	(339,375)
Wells Fargo & Co.	April 2009 / $30	200,000	(860,000)

Total Options Written (premiums received $5,176,693)			$(1,771,685)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS VALUE FUND

Co-Portfolio Managers: Wallace R. Weitz
Bradley P. Hinton

The Partners Value Fund declined -21.7% in the 4th quarter, compared to a -22.0% return for the S&P 500. Stocks were weak across the board, with nine of the ten S&P sectors generating double-digit negative returns. Our stocks were not immune, with many of the largest declines clustered in the consumer and financial sectors. We underestimated the depth of the financial crisis and the severity of the resulting downturn. During the quarter we ratcheted down our value estimates to incorporate an awful 2009 economy and at best a dull 2010. Most of our stocks declined by far more than our valuations, so in our judgment the Fund’s portfolio became even cheaper during the quarter.

As stocks declined, we added a few new names to the portfolio. Laboratory Corporation of America, one of the largest clinical labs in the country, is actually an old favorite. We were able to repurchase shares of this competitively advantaged, free cash flow generator for less than $60 in October. We also initiated a modest position in Microsoft, which we have owned in several other funds since early 2008. Finally, we started buying Energizer Holdings and ITT Educational Services, but did not accumulate much stock in either case. On the sale side, we eliminated our position in IAC/InterActiveCorp to focus on cheaper opportunities, such as adding to our Ticketmaster position. All told, the Fund’s residual cash position declined to 9% from 18% last quarter.

Shareholders often ask about fund flows. Our answers are usually pretty dull, but this quarter we did have a significant redemption from a large omnibus account invested in the Fund. We had plenty of advance notice, so operationally the redemption went smoothly. We delivered a mix of cash (largely from stocks sold at a tax-loss) and in-kind securities (of highly appreciated stocks, primarily Berkshire Hathaway). From a business standpoint, we do not have any other concentrated accounts of this magnitude across the funds.

So, what does this mean for shareholders? First, we rebalanced the portfolio. For example, Berkshire Hathaway remains our largest position, but it is now 7% of net assets versus 14% last quarter (note: with the stock down substantially, we may well add to the position from here). Second, the forward-looking tax outlook of the Fund is greatly improved. Third, the Fund can be very nimble tactically with under $500 million in net assets. In short, Partners Value is an all-cap, go-anywhere fund invested in stocks that we think are undervalued, with significant tax flexibility and virtually no size constraints. This is high-quality raw material, and we continue to add to our personal investments in the Fund.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners Value	-21.7%	-38.1%	-11.5%	-4.9%	1.7%	8.1%	9.9%	11.2%
S&P 500	-22.0	-37.0	-8.3	-2.2	-1.4	6.4	8.4	9.7
Russell 2000	-26.1	-33.8	-8.3	-0.9	3.0	N/A	N/A	N/A
Nasdaq Composite	-24.4	-40.0	-9.8	-4.0	-2.7	4.8	7.3	7.2

See pages 5 and 17 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS VALUE FUND

(Unaudited)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Partners Value Fund	S&P 500	Difference Partners Value – S&P 500

Dec. 31, 1999	22.1%	21.0%	1.1%
Dec. 31, 2000	21.1	–9.1	30.2
Dec. 31, 2001	–0.9	–11.8	10.9
Dec. 31, 2002	–17.0	–22.1	5.1
Dec. 31, 2003	25.4	28.7	–3.3
Dec. 31, 2004	15.0	10.9	4.1
Dec. 31, 2005	–2.4	4.9	–7.3
Dec. 31, 2006	22.5	15.8	6.7
Dec. 31, 2007	–8.5	5.5	–14.0
Dec. 31, 2008	–38.1	–37.0	–1.1

10-Year Cumulative Return ended Dec. 31, 2008	18.8	–13.0	31.8
10-Year Average Annual Compound Return ended Dec. 31, 2008	1.7	–1.4	3.1

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1998, through December 31, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2008 was –38.1%, –4.9% and 1.7%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.16% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS VALUE FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	6.9%
WellPoint	6.1
Telephone & Data Systems	5.7
Redwood Trust	5.1
Comcast	4.2
Dell	4.1
Washington Post	4.0
UnitedHealth Group	3.9
Omnicare	3.7
Mohawk Industries	3.7

47.4%

Industry Sectors*

Consumer Discretionary	34.1%
Financials	18.0
Health Care	15.8
Materials	8.1
Telecommunication Services	5.7
Information Technology	4.9
Industrials	3.9
Consumer Staples	0.6
Short-Term Securities/Other	8.9

100.0%

* As of December 31, 2008

Largest Net Purchases and Sales for Quarter Ended December 31, 2008

Net Purchases ($mil)

Laboratory Corp. of America (new)	$8.9
Microsoft (new)	4.6
Discovery Communications	2.9
Willis Group Holdings	2.8
Ticketmaster	2.8

$22.0

Net Sales ($mil)

Berkshire Hathaway	$81.0
Omnicare	15.3
Liberty Media - Entertainment	15.3
IAC/InterActiveCorp (eliminated)	14.8
Telephone & Data Systems	10.0
Other (net)	30.9

$167.3

Net Portfolio Sales	$145.3

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2008

Positive ($mil)

Laboratory Corp. of America	$0.8
Discovery Communications	0.6
UnitedHealth Group	0.5
ITT Educational Services	0.4
Energizer Holdings	0.2

$2.5

Negative ($mil)

Liberty Media - Interactive	$(31.5)
Berkshire Hathaway	(22.7)
Liberty Global	(19.5)
American Express	(16.1)
Cabela’s	(15.6)
Other (net)	(187.7)

$(293.1)

Net Portfolio Losses	$(290.6)

PARTNERS VALUE FUND

Schedule of Investments in Securities
December 31, 2008
(Unaudited)

	Shares	Value

COMMON STOCKS — 91.1%

Consumer Discretionary — 34.1%

Broadcasting & Cable TV — 11.7%
Comcast Corp. - CL A Special	1,200,000	$19,380,000
Liberty Global, Inc. - Series C*	1,100,000	16,698,000
Liberty Media Corp. - Entertainment - Series A*	600,000	10,488,000
Discovery Communications, Inc.*	550,000	7,788,000
Adelphia Recovery Trust, Series ACC-7* #	2,310,000	—

		54,354,000
Retailing — 10.6%
Lowe’s Companies, Inc.	725,000	15,602,000
Cabela’s, Inc. - CL A*	2,500,000	14,575,000
Liberty Media Corp. - Interactive - Series A*	3,050,000	9,516,000
HSN, Inc.*	720,000	5,234,400
Ticketmaster*	720,000	4,622,400

		49,549,800
Media — 4.8%
The Washington Post Co. - CL B	47,300	18,458,825
Daily Journal Corp.* †	116,000	3,973,000

		22,431,825
Consumer Durables & Apparel — 3.7%
Mohawk Industries, Inc.*	400,000	17,188,000

Consumer Services — 3.0%
Coinstar, Inc.*	525,000	10,242,750
Interval Leisure Group, Inc.*	720,000	3,880,800

		14,123,550
Education Services — 0.3%
ITT Educational Services, Inc.* (b)	15,000	1,424,700

		159,071,875

Financials — 18.0%

Insurance — 9.3%
Berkshire Hathaway, Inc. - CL B*	10,000	32,140,000
Willis Group Holdings Ltd.	450,000	11,196,000

		43,336,000
Mortgage REIT’s — 5.1%
Redwood Trust, Inc.	1,598,300	23,830,653

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 3.6%
American Express Co.(b)	900,000	$16,695,000

		83,861,653

Health Care — 15.8%

Managed Health Care — 10.0%
WellPoint, Inc.*	680,000	28,648,400
UnitedHealth Group, Inc.	680,000	18,088,000

		46,736,400
Health Care Equipment & Services — 5.8%
Omnicare, Inc.	625,000	17,350,000
Laboratory Corporation of America Holdings*	150,000	9,661,500

		27,011,500

		73,747,900
Materials — 8.1%

Materials — 8.1%
Eagle Materials, Inc.	750,000	13,807,500
Vulcan Materials Co.	175,000	12,176,500
Martin Marietta Materials, Inc.	120,000	11,649,600

		37,633,600

Telecommunication Services — 5.7%

Telecommunication Services — 5.7%
Telephone and Data Systems, Inc. - Special	941,600	26,458,960

Information Technology — 4.9%

Technology Hardware & Equipment — 4.1%
Dell, Inc.*	1,850,000	18,944,000

Software & Services — 0.8%
Microsoft Corp.	200,000	3,888,000

		22,832,000

Industrials — 3.9%

Industrial Conglomerates — 2.8%
Tyco International Ltd.	600,000	12,960,000

PARTNERS VALUE FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Building Products — 1.1%
USG Corp.*	650,000	$5,226,000

		18,186,000

Consumer Staples — 0.6%

Household Products — 0.6%
Energizer Holdings, Inc.*	50,000	2,707,000

Total Common Stocks (Cost $679,876,042)		424,498,988

SHORT-TERM SECURITIES — 7.9%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.65%(a) (Cost $36,870,769)	36,870,769	36,870,769

Total Investments in Securities (Cost $716,746,811)		461,369,757
Options Written — (0.1%)		(377,500)
Other Assets Less Other Liabilities — 1.1%		5,124,483

Net Assets — 100%		$466,116,740

Net Asset Value Per Share		$12.31

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $35	60,000	$(3,000)
American Express Co.	January 2009 / $40	100,000	(2,500)
ITT Educational Services, Inc.	January 2009 / $70	15,000	(372,000)

Total Options Written (premiums received $882,150)			$(377,500)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

MANAGEMENT DISCUSSION & ANALYSIS — HICKORY FUND

Portfolio Manager: Wallace R. Weitz

The Hickory Fund declined by -27.3% in the 4th quarter of 2008, bringing the full-year decline to -41.6%. Virtually all stocks were weak, though the Financial and Consumer Discretionary categories were particularly vulnerable.

Berkshire Hathaway (-27% in the quarter) arguably became more valuable during 2008 as Warren Buffett made some very attractive acquisitions. Redwood Trust (-28%) suffered from continued weakness in the market prices for mortgage securities and American Express (-47%) continued to go down on fears of rising consumer credit issues.

In the consumer area, Liberty Interactive (-76%) was our weakest performer. Investors were unpleasantly surprised at the slowdown in sales and cash flows at QVC as the year progressed. Liberty Interactive also has bank debt with covenant terms that made some investors uneasy. We believe John Malone and the Liberty management are quite realistic about leverage and risk and we believe that the company will not only deal effectively with their balance sheet but generate excess “free cash” even during the current recession. Cabela’s (-52%) is a leading outdoor goods retailer with a dominant brand. Investors are worried about declining same-store sales and worsening trends in the company’s high-quality credit card portfolio. Consumer demand is weak and there is no doubt that earnings growth has been interrupted. During the downturn, we believe that the company’s direct sales operation (catalog and Internet) will provide some stability and that over time the Cabela’s Club Visa card business will remain a unique and valuable asset.

A few of our stocks rose during the quarter but the gains were insignificant. We trimmed several positions during the quarter, but we were net buyers of stocks as the market collapsed and we drew down our cash position from 15.2% to 12.5%. New positions included Discovery Communications (Discovery Channel, Animal Planet and TLC), ConocoPhillips, and Washington Post.

Discovery is a wonderful business. Its programs “travel well” to other countries and cultures and we believe it has significant growth ahead of it. The majority of its revenues come from subscriptions rather than advertising which is a plus in today’s ad environment.

ConocoPhillips represents our first foray into energy in many years. The “Letter to Shareholders” at the beginning of this report explains the rationale for our interest in energy (and other commodity businesses).

Washington Post is a stock we hold in several other Funds. It owns several “old media” properties but its most significant assets are the Kaplan Education unit, the small-city Cable One business, and its financial flexibility. The company gets no credit for its newspaper and broadcast television assets, but these businesses generate cash and definitely have value in the hands of management we trust to redeploy the cash flow in more promising areas.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year

Hickory	-27.3%	-41.6%	-14.6%	-5.3%	-1.5%	6.3%
S&P 500	-22.0	-37.0	-8.3	-2.2	-1.4	6.4
Russell 2000	-26.1	-33.8	-8.3	-0.9	3.0	N/A
Nasdaq Composite	-24.4	-40.0	-9.8	-4.0	-2.7	4.8

See pages 5 and 23 for additional performance disclosures.

FUND PERFORMANCE — HICKORY FUND

(Unaudited)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500

Dec. 31, 1999	36.7%	21.0%	15.7%
Dec. 31, 2000	–17.2	–9.1	–8.1
Dec. 31, 2001	–4.6	–11.8	7.2
Dec. 31, 2002	–29.3	–22.1	–7.2
Dec. 31, 2003	47.9	28.7	19.2
Dec. 31, 2004	22.6	10.9	11.7
Dec. 31, 2005	–0.2	4.9	–5.1
Dec. 31, 2006	22.8	15.8	7.0
Dec. 31, 2007	–13.1	5.5	–18.6
Dec. 31, 2008	–41.6	–37.0	–4.6

10-Year Cumulative Return ended Dec. 31, 2008	–14.0	–13.0	–1.0
10-Year Average Annual Compound Return ended Dec. 31, 2008	–1.5	–1.4	–0.1

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1998, through December 31, 2008, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2008 was –41.6%, –5.3% and –1.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.23% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO PROFILE — HICKORY FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	13.7%
WellPoint	6.0
Redwood Trust	5.3
Telephone & Data Systems	4.7
UnitedHealth Group	3.8
Liberty Media - Entertainment	3.5
Omnicare	3.4
Comcast	3.3
Liberty Global	3.2
Mohawk Industries	3.1

50.0%

Industry Sectors*

Consumer Discretionary	31.1%
Financials	23.6
Health Care	13.2
Telecommunication Services	7.3
Information Technology	5.3
Materials	3.6
Industrials	2.6
Energy	0.8
Short-Term Securities/Other	12.5

100.0%

* As of December 31, 2008

Largest Net Purchases and Sales for Quarter Ended December 31, 2008

Net Purchases ($mil)

Liberty Media - Interactive	$2.3
Discovery Communications (new)	1.6
ConocoPhillips (new)	1.0
Coinstar	0.7
Eagle Materials	0.7
Other (net)	2.6

$8.9

Net Porfolio Purchases	$5.7

Net Sales ($mil)

Omnicare	$1.9
WellPoint	0.8
UnitedHealth Group	0.3
Telephone & Data Systems	0.2

$3.2

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2008

Positive ($mil)

UnitedHealth Group	$0.3
Discovery Communications	0.2
ConocoPhillips	0.1

$0.6

Negative ($mil)

Liberty Media - Interactive	$(7.6)
Berkshire Hathaway	(6.8)
Cabela’s	(4.4)
Liberty Global	(3.9)
Redwood Trust	(2.9)
Other (net)	(30.6)

$(56.2)

Net Portfolio Losses
$(55.6)

HICKORY FUND

Schedule of Investments in Securities December 31, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 87.5%

Consumer Discretionary — 31.1%

Broadcasting & Cable TV — 12.8%
Liberty Media Corp. - Entertainment - Series A*	280,000	$4,894,400
Comcast Corp. - CL A Special	290,000	4,683,500
Liberty Global, Inc. - Series C*	300,000	4,554,000
Discovery Communications, Inc.*	130,000	1,840,800
Cumulus Media, Inc. - CL A*	620,000	1,543,800
CIBL, Inc.* #	1,005	502,500

		18,019,000
Retailing — 9.7%
Cabela’s, Inc. - CL A*	700,000	4,081,000
Liberty Media Corp. - Interactive - Series A*	1,200,000	3,744,000
Lowe’s Companies, Inc.	160,000	3,443,200
IAC/InterActiveCorp*	100,000	1,573,000
Ticketmaster*	60,000	385,200
HSN, Inc.*	52,500	381,675

		13,608,075
Consumer Durables & Apparel — 3.1%
Mohawk Industries, Inc.*	100,000	4,297,000

Consumer Services — 2.9%
Coinstar, Inc.*	198,000	3,862,980
Interval Leisure Group, Inc.*	50,000	269,500

		4,132,480
Media — 2.6%
News Corp. - CL A	220,000	1,999,800
Liberty Media Corp. - Capital - Series A*	276,300	1,301,373
The Washington Post Co. - CL B	1,000	390,250

		3,691,423

		43,747,978
Financials — 23.6%

Insurance — 16.0%
Berkshire Hathaway, Inc. - CL A*	200	19,320,000
Willis Group Holdings Ltd.	125,000	3,110,000

		22,430,000
Mortgage REIT’s — 5.5%
Redwood Trust, Inc.	500,000	7,455,000
Newcastle Investment Corp.	227,200	190,848
CBRE Realty Finance, Inc.	705,400	126,972

		7,772,820

HICKORY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Diversified Financials — 2.0%
American Express Co. (b)	150,000	$2,782,500

Thrifts & Mortgage Finance — 0.1%
Tree.com, Inc.*	66,666	173,332

		33,158,652

Health Care — 13.2%

Managed Health Care — 9.8%
WellPoint, Inc.*	200,000	8,426,000
UnitedHealth Group, Inc.	200,000	5,320,000

		13,746,000
Health Care Equipment & Services — 3.4%
Omnicare, Inc.	170,000	4,719,200

		18,465,200

Telecommunication Services — 7.3%

Telecommunication Services — 7.3%
Telephone and Data Systems, Inc. - Special	237,000	6,659,700
LICT Corp.* #	1,005	2,538,630
Level 3 Communications, Inc.*	1,500,000	1,050,000

		10,248,330

Information Technology — 5.3%

Technology Hardware & Equipment — 2.9%
Dell, Inc.*	390,000	3,993,600

Software & Services — 2.4%
ACI Worldwide, Inc.*	210,000	3,339,000
Convera Corp.*	310,000	83,700

		3,422,700

		7,416,300
Materials — 3.6%

Materials — 3.6%
Martin Marietta Materials, Inc.	28,000	2,718,240
Eagle Materials, Inc.	130,000	2,393,300

		5,111,540

HICKORY FUND

Schedule of Investments in Securities, Continued

		Shares	Value

Industrials — 2.6%

Industrial Conglomerates — 2.0%
Tyco International Ltd.		130,000	$2,808,000

Building Products — 0.6%
USG Corp.*		110,000	884,400

			3,692,400

Energy — 0.8%

Energy — 0.8%
ConocoPhillips		20,800	1,077,440

Total Common Stocks (Cost $206,936,346)			122,917,840

SHORT-TERM SECURITIES — 11.1%

Wells Fargo Advantage Government Money Market Fund-Institutional Class 0.65%(a) (Cost $15,687,340)		15,687,340	15,687,340

Total Investments in Securities (Cost $222,623,686)			138,605,180
Options Written — (0.0%)			(4,500)
Other Assets Less Other Liabilities — 1.4%			1,921,498

Net Assets — 100%			$140,522,178

Net Asset Value Per Share			$20.06

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $35	60,000	$(3,000)
American Express Co.	January 2009 / $40	60,000	(1,500)

Total Options Written (premiums received $544,873)			$(4,500)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

(b)	Fully or partially pledged on outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

MANAGEMENT DISCUSSION & ANALYSIS — PARTNERS III OPPORTUNITY FUND

Portfolio Manager: Wallace R. Weitz

Partners III declined by -21.1% in the 4th quarter of 2008, bringing the full-year decline to -34.4%. These results are modestly better than those of the S&P 500 but, in absolute terms, it was still a very poor year.

Virtually all stocks were weak, though the Financial and Consumer Discretionary categories were particularly vulnerable. Berkshire Hathaway (-27% in the quarter) arguably became more valuable during 2008 as Warren Buffett made some very attractive acquisitions. Redwood Trust (-28%) suffered from continued weakness in the market prices for mortgage securities and American Express (-47%) continued to go down on fears of rising consumer credit issues.

In the consumer area, Liberty Interactive (-76%) was our weakest performer. Investors were unpleasantly surprised at the slowdown in sales and cash flows at QVC as the year progressed. Liberty Interactive also has bank debt with covenant terms that made some investors uneasy. We believe John Malone and the Liberty management are quite realistic about leverage and risk, and we believe that the company will not only deal effectively with their balance sheet but generate excess “free cash” even during the current recession. Cabela’s (-52%) is a leading outdoor goods retailer with a dominant brand. Investors are worried about declining same-store sales and worsening trends in the company’s high-quality credit card portfolio. Consumer demand is weak and there is no doubt that earnings growth has been interrupted. During the downturn, we believe that the company’s direct sales operation (catalog and Internet) will provide some stability and that over time the Cabela’s Club Visa card business will remain a unique and valuable asset.

A few of our stocks rose during the quarter, but the primary positive contributors were our short positions. We have short positions in exchange-traded funds (ETF’s) which track indexes of small and mid-cap stocks as well as the Dow Jones Real Estate Fund which is comprised mainly of property real estate investment trusts (REIT’s).

We trimmed some positions during the quarter but we were net buyers of stocks. As the market collapsed during the quarter, we added to our long positions and covered some of our short positions. Thus our total (gross) long positions went from 93.0% of net assets to 103.0% of net assets. Short positions were reduced from 24.3% to 23.0%, leaving the Fund “net long” at 80.0% vs. 68.7% at the end of the 3rd quarter.

We initiated modest positions in ConocoPhillips and XTO Energy during the quarter. The “Letter to Shareholders” at the beginning of this report explains the rationale for our interest in energy (and other commodity businesses). XTO Energy is one of the largest domestic independent oil and gas producers. It has a strong asset portfolio, low finding costs, and management we trust to allocate capital wisely. ConocoPhillips is a large, integrated energy company. Its stock sells at a significant discount to the value of its assets and management seems intent on converting those assets into cash for shareholders.

	Total Returns		Average Annual Total Returns

	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year

Partners III	-21.1%	-34.4%	-11.7%	-3.6%	4.5%	9.3%	10.9%	11.6%

S&P 500	-22.0	-37.0	-8.3	-2.2	-1.4	6.4	8.4	9.7

Russell 2000	-26.1	-33.8	-8.3	-0.9	3.0	N/A	N/A	N/A

Nasdaq Composite	-24.4	-40.0	-9.8	-4.0	-2.7	4.8	7.3	7.2

See pages 5 and 29 for additional performance disclosures.

FUND PERFORMANCE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Period Ended	Partners III	S&P 500	Difference Partners III – S&P 500

Dec. 31, 1999	10.6%	21.0%	–10.4%
Dec. 31, 2000	32.4	–9.1	41.5
Dec. 31, 2001	6.6	–11.8	18.4
Dec. 31, 2002	–16.1	–22.1	6.0
Dec. 31, 2003	42.6	28.7	13.9
Dec. 31, 2004	22.1	10.9	11.2
Dec. 31, 2005	–0.7	4.9	–5.6
Dec. 31, 2006	20.4	15.8	4.6
Dec. 31, 2007	–12.9	5.5	–18.4
Dec. 31, 2008	–34.4	–37.0	2.6

10-Year Cumulative Return ended Dec. 31, 2008	55.8	–13.0	68.8
10-Year Average Annual Compound Return ended Dec. 31, 2008	4.5	–1.4	5.9

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1998, through December 31, 2008 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended December 31, 2008 was –34.4%, –3.6% and 4.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.54% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnerships’s performance might have been adversely affected.

PORTFOLIO PROFILE — PARTNERS III OPPORTUNITY FUND

(Unaudited)

Top Ten Stocks*		Industry Sectors*

Berkshire Hathaway	15.4%	Consumer Discretionary	34.8%
WellPoint	6.4	Financials	26.3
Redwood Trust	5.4	Health Care	13.3
Telephone & Data Systems	4.7	Information Technology	11.4
Liberty Media - Entertainment	4.6	Telecommunication Services	5.4
Comcast	4.0	Materials	4.6
UnitedHealth Group	3.5	Industrials	4.3
Omnicare	3.3	Energy	1.7
Liberty Global	3.2	Corporate Bonds	1.2
Mohawk Industries	3.1
		Total Long Positions	103.0
	53.6%	Securities Sold Short	(23.0)

		Net Long Positions	80.0
		Short Proceeds/Other	20.0

			100.0%

* Percentage of net assets as of December 31, 2008

Largest Net Purchases and Sales for Quarter Ended December 31, 2008

Net Purchases ($mil)		Net Sales ($mil)

Liberty Media - Interactive	$3.4	Bed Bath & Beyond (eliminated)	$1.6
Burlington Northern Santa Fe (new)	2.8	Omnicare	1.6
Short Positions	2.2	WellPoint	0.2
Discovery Communications	2.2
Liberty Media - Entertainment	1.8		$3.4
Other (net)	13.9

	$26.3

Net Portfolio Purchases
	$22.9

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2008

Positive ($mil)		Negative ($mil)

Short Positions	$13.6	Berkshire Hathaway	$(8.0)
Discovery Communications	0.3	Liberty Media - Interactive	(7.7)
UnitedHealth Group	0.2	Cabela’s	(4.2)
XTO Energy	0.2	Liberty Global	(4.1)
ConocoPhillips	0.1	American Express	(3.3)
		Other (net)	(32.6)
	$14.4
			$(59.9)

		Net Portfolio Losses	$(45.5)

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities December 31, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 101.8%

Consumer Discretionary — 34.8%

Broadcasting & Cable TV — 14.6%
Liberty Media Corp. - Entertainment - Series A* (b)	400,000	$6,992,000
Comcast Corp. - CL A	360,000	6,076,800
Liberty Global, Inc. - Series C* (b)	320,000	4,857,600
Discovery Communications, Inc.*	200,000	2,832,000
Cumulus Media, Inc. - CL A*	485,600	1,209,144

		21,967,544
Retailing — 9.6%
Liberty Media Corp. - Interactive - Series A* (b)	1,400,000	4,368,000
Cabela’s, Inc. - CL A* (b)	700,000	4,081,000
Lowe’s Companies, Inc.	170,000	3,658,400
IAC/InterActiveCorp*	100,000	1,573,000
HSN, Inc.*	53,000	385,310
Ticketmaster*	60,000	385,200

		14,450,910
Media — 4.6%
News Corp. - CL A	320,000	2,908,800
The Washington Post Co. - CL B(b)	6,000	2,341,500
Liberty Media Corp. - Capital - Series A* (b)	376,300	1,772,373

		7,022,673
Consumer Durables & Apparel — 3.1%
Mohawk Industries, Inc.* (b)	110,000	4,726,700

Consumer Services — 2.9%
Coinstar, Inc.*	208,146	4,060,928
Interval Leisure Group, Inc.*	50,000	269,500

		4,330,428

		52,498,255
Financials — 26.3%

Insurance — 17.6%
Berkshire Hathaway, Inc. - CL A* (b)	130	12,558,000
Berkshire Hathaway, Inc. - CL B* (b)	3,300	10,606,200
Willis Group Holdings Ltd.	135,000	3,358,800

		26,523,000

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Mortgage REIT’s — 5.6%
Redwood Trust, Inc.(b)	550,000	$8,200,500
Newcastle Investment Corp.	220,000	184,800
CBRE Realty Finance, Inc.	117,000	21,060

		8,406,360
Diversified Financials — 3.1%
American Express Co.(b)	250,000	4,637,500

		39,566,860

Health Care — 13.3%

Managed Health Care — 10.0%
WellPoint, Inc.* (b)	230,000	9,689,900
UnitedHealth Group, Inc.	200,000	5,320,000

		15,009,900
Health Care Equipment & Services — 3.3%
Omnicare, Inc.(b)	180,000	4,996,800

		20,006,700

Information Technology — 11.4%

Software & Services — 8.2%
Microsoft Corp.	240,000	4,665,600
ACI Worldwide, Inc.*	210,000	3,339,000
Google, Inc. - CL A* (b)	8,000	2,461,200
eBay, Inc.*	70,000	977,200
Intelligent Systems Corp.* # †	881,999	926,099
Convera Corp.*	280,000	75,600

		12,444,699
Technology Hardware & Equipment — 3.2%
Dell, Inc.*	440,000	4,505,600
Continental Resources#	700	280,000

		4,785,600

		17,230,299
Telecommunication Services — 5.4%

Telecommunication Services — 5.4%
Telephone and Data Systems, Inc. - Special(b)	252,000	7,081,200
Level 3 Communications, Inc.*	1,500,000	1,050,000

		8,131,200

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Materials — 4.6%

Materials — 4.6%
Eagle Materials, Inc.	190,000	$3,497,900
Martin Marietta Materials, Inc.	35,000	3,397,800

		6,895,700

Industrials — 4.3%

Industrial Conglomerates — 2.0%
Tyco International Ltd.	140,000	3,024,000

Transportation — 1.8%
Burlington Northern Santa Fe Corp.(b)	35,000	2,649,850

Building Products — 0.5%
USG Corp.*	100,000	804,000

		6,477,850

Energy — 1.7%

Energy — 1.7%
ConocoPhillips	30,000	1,554,000
XTO Energy, Inc.(b)	20,000	705,400
United States Oil Fund LP*	10,000	331,100

		2,590,500

Total Common Stocks (Cost $232,169,765)		153,397,364

CORPORATE BONDS — 1.2%

Mohawk Industries, Inc. 5.75% 1/15/11 (Cost $1,747,870)	$2,000,000	1,836,288

SHORT-TERM SECURITIES — 0.0%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.65%(a) (Cost $68,759)	68,759	68,759

Total Investments in Securities (Cost $233,986,394)		155,302,411
Due From Broker(b) — 18.3%		27,514,806
Securities Sold Short — (22.9%)		(34,522,500)
Options Written — (0.1%)		(141,250)
Other Assets Less Other Liabilities — 1.7%		2,567,937

Net Assets — 100%		$150,721,404

Net Asset Value Per Share		$6.16

PARTNERS III OPPORTUNITY FUND

Schedule of Investments in Securities, Continued

	Shares	Value

SECURITIES SOLD SHORT

The DIRECTV Group, Inc.	90,000	$(2,061,900)
Ishares Barclays 20+ Year Treasury Bond Fund	20,000	(2,387,000)
Ishares Dow Jones U.S. Real Estate Fund	60,000	(2,233,800)
Ishares Russell 2000 Fund	220,000	(10,839,400)
Ishares Russell 2000 Value Fund	200,000	(9,834,000)
Ishares Russell Midcap Fund	120,000	(7,166,400)

Total Securities Sold Short (proceeds $55,579,574)		$(34,522,500)

	Expiration date/ Strike price	Shares subject to option	Value

OPTIONS WRITTEN*

Covered Call Options

American Express Co.	January 2009 / $35	80,000	$(4,000)
American Express Co.	January 2009 / $40	80,000	(2,000)
Burlington Northern Santa Fe Corp.	January 2009 / $85	25,000	(2,500)
XTO Energy, Inc.	January 2009 / $30	20,000	(114,000)

			(122,500)

Put Options

Burlington Northern Santa Fe Corp.	January 2009 / $75	10,000	(18,750)

Total Options Written (premiums received $1,090,447)			$(141,250)

*	Non-income producing

†	Non-controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

(b)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

(This page has been left blank intentionally.)

MANAGEMENT DISCUSSION & ANALYSIS — BALANCED FUND

Portfolio Manager: Bradley P. Hinton

The Balanced Fund declined -15.7% in the fourth quarter, compared to a -11.2% return for the Blended Index. The S&P 500 fell -22% during the quarter, with broad-based stock weakness across all sectors. Liberty Media – Interactive (-76%) was the largest detractor from Fund results. We underestimated the stock’s vulnerability to a significant slowdown in consumer spending at QVC. While cash flow is likely to decline in 2009 far more than we had anticipated, the company should still generate free cash flow and continue to (modestly) pay down debt. Our business value estimate has declined considerably, but the stock price is down much more. In contrast, our business value estimates remain intact for large holdings Berkshire Hathaway (-27%), Coinstar (-39%) and Liberty Global (-46%) despite significant paper losses during the quarter. The Fund’s bond portfolio continued to hold up well, especially our agency mortgage-backed securities.

The Fund’s asset allocation is 61% stocks and 39% bonds and short-term securities, little changed overall from the prior quarter. We did, however, make several noteworthy portfolio adjustments. We bought ten different corporate bond issues as prices fell dramatically during the quarter. Corporate bonds now represent 11% of the Fund’s net assets, up from 4% last quarter. We funded these purchases primarily by selling government agency bonds (now 0% of net assets) and agency mortgage pass-through securities. Agency mortgage-backed securities still account for 20% of net assets. In the equity portion of the portfolio, we made our first investments in energy stocks as they continued to follow commodity prices lower.

We have been patiently waiting for this environment in corporate bonds. As the economic news worsened, credit spreads (the incremental yield available over Treasuries) reached all-time highs for both high-grade and lower quality bonds. Defaults are likely to increase significantly, so security selection is critical. Our approach, as always, has been to focus on companies and industries we know well from our core equity analysis. Our resulting purchases can be broken down into three broad categories. First, we bought a few BBB-rated bonds at upper single-digit yields to maturity. Examples include Comcast and Time Warner Cable, both subscription-based businesses that generate substantial recurring cash flows. Second, we bought “crossover” names where we could move up the capital structure and still capture low double-digit expected returns (Mohawk, Martin Marietta Materials and Host Hotels). Finally, we bought three lower-rated bonds (Level 3 Financing, Texas Industries and Liberty Media LLC) with equity-like risk profiles and expected returns.

We bought a modest-sized basket of energy stocks during the quarter. While we missed the big run-up in energy over the last several years, we were doing our homework in anticipation of a possible break in commodity prices. That break continued in breathtaking fashion during the fourth quarter, with crude oil falling from its high of $145 per barrel in July to less than $35 per barrel in mid-December. XTO Energy, Apache Corporation, EOG Resources and Devon Energy are exploration and production (“E&P”) companies with solid balance sheets, proven track records of low finding and development costs, strong focuses on debt-adjusted, per-share production growth, and long histories of allocating capital well. ConocoPhillips is a large, integrated energy company that we think is trading at a large discount to its asset value. This discount should help protect our downside, with large potential upside if the company improves longer-term capital allocation.

	Total Returns*		Average Annual Total Returns*

	3 Mos.	1 Year	3 Year	5 Year	Since Inception

Balanced Fund	-15.7%	-26.8%	-7.5%	-2.0%	-1.3%
Blended Index†#	-11.2	-20.2	-2.8	0.4	1.7
S&P 500#	-22.0	-37.0	-8.3	-2.2	0.1
Barclays Capital Intermediate U.S. Government/Credit Index#	4.8	5.1	5.5	4.2	4.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.13% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	Fund inception date: October 1, 2003. All performance numbers assume reinvestment of dividends.

†

The Blended Index reflects an unmanaged portfolio of 60% of the S&P 500, which is an unmanaged index of common stock prices, and 40% of the Lehman Brothers Intermediate U.S. Government/Credit Index, which is an unmanaged index consisting of government securities and publicly issued corporate debt with maturities from one to ten years.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — BALANCED FUND

(Unaudited)

Top Ten Stocks*

Berkshire Hathaway	4.4%
Martin Marietta Materials	3.0
Telephone & Data Systems	2.9
WellPoint	2.8
Coinstar	2.4
Omnicare	2.3
Comcast	2.2
Microsoft	2.2
Laboratory Corp. of America	2.1
United Parcel Service	2.1

26.4%

Industry Sectors*

Consumer Discretionary	20.1%
Health Care	10.2
Financials	8.8
Materials	6.6
Information Technology	5.2
Telecommunication Services	2.9
Industrials	2.6
Consumer Staples	2.3
Energy	2.2

Total Common Stocks	60.9%

Mortgage-Backed Securities	21.6%
Corporate Bonds	11.3
U.S. Treasury	3.5
Short-Term Securities/Other	2.0
Taxable Municipal Bonds	0.6
Convertible Preferred Stocks	0.1

Total Bonds & Short-Term Securities	39.1%

* As of December 31, 2008

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2008

Positive (000’s)

ITT Educational Services	$138
XTO Energy	78
Wells Fargo & Co. 4.375% 1/31/13	51
UnitedHealth Group	46
Freddie Mac MBS 3209 CL TU - 5.0% 2017	41

$354

Negative (000’s)

Liberty Media - Interactive	$(1,543)
Liberty Global	(788)
Berkshire Hathaway	(768)
American Express	(701)
Coinstar	(630)
Other (net)	(6,551)

$(10,981)

Net Portfolio Losses	$(10,627)

BALANCED FUND

Schedule of Investments in Securities December 31, 2008 (Unaudited)

	Shares	Value

COMMON STOCKS — 60.9%

Consumer Discretionary — 20.1%

Broadcasting & Cable TV — 8.0%
Comcast Corp. - CL A	70,000	$1,181,600
Discovery Communications, Inc.*	75,000	1,062,000
Liberty Media Corp. - Entertainment - Series A*	60,000	1,048,800
Liberty Global, Inc. - Series C*	65,000	986,700

		4,279,100
Retailing — 4.2%
Bed Bath & Beyond, Inc.*	25,000	635,500
Liberty Media Corp. - Interactive - Series A*	190,000	592,800
Cabela’s, Inc. - CL A*	99,600	580,668
Ticketmaster*	50,000	321,000
HSN, Inc.*	13,000	94,510

		2,224,478
Media — 2.9%
The Washington Post Co. - CL B	2,000	780,500
News Corp. - CL A	75,000	681,750
Liberty Media Corp. - Capital - Series A*	21,000	98,910

		1,561,160
Consumer Services — 2.5%
Coinstar, Inc.*	64,400	1,256,444
Interval Leisure Group, Inc.*	13,000	70,070

		1,326,514
Consumer Durables & Apparel — 1.6%
Mohawk Industries, Inc.*	20,000	859,400

Education Services — 0.9%
ITT Educational Services, Inc.*	5,000	474,900

		10,725,552

Health Care — 10.2%

Health Care Equipment & Services — 5.4%
Omnicare, Inc.	45,000	1,249,200
Laboratory Corporation of America Holdings*	17,500	1,127,175
Cardinal Health, Inc.	15,000	517,050

		2,893,425

BALANCED FUND

Schedule of Investments in Securities, Continued

	Shares	Value

Managed Health Care — 4.8%
WellPoint, Inc.*	35,000	$1,474,550
UnitedHealth Group, Inc.	40,000	1,064,000

		2,538,550

		5,431,975
Financials — 8.8%

Insurance — 5.8%
Berkshire Hathaway, Inc. - CL B*	725	2,330,150
Willis Group Holdings Ltd.	30,000	746,400

		3,076,550
Mortgage REIT’s — 1.5%
Redwood Trust, Inc.	50,000	745,500
Newcastle Investment Corp.	62,868	52,809

		798,309
Diversified Financials — 1.5%
American Express Co.	42,000	779,100

		4,653,959

Materials — 6.6%

Materials — 6.6%
Martin Marietta Materials, Inc.	16,500	1,601,820
Eagle Materials, Inc.	45,000	828,450
Vulcan Materials Co.	11,000	765,380
Cemex, S.A.B. de C. V. - Sponsored ADR	35,000	319,900

		3,515,550

Information Technology — 5.2%

Software & Services — 3.7%
Microsoft Corp.	60,000	1,166,400
ACI Worldwide, Inc.*	50,000	795,000

		1,961,400
Technology Hardware & Equipment — 1.5%
Dell, Inc.*	80,000	819,200

		2,780,600

Telecommunication Services — 2.9%

Telecommunication Services — 2.9%
Telephone and Data Systems, Inc. - Special	55,000	1,545,500

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Industrials — 2.6%

Transportation — 2.1%
United Parcel Service, Inc.	20,000	$1,103,200

Industrial Conglomerates — 0.5%
Tyco International Ltd.	13,000	280,800

		1,384,000

Consumer Staples — 2.3%

Hypermarkets & Super Centers — 1.2%
Wal-Mart Stores, Inc.	12,000	672,720

Food Beverage & Tobacco — 1.1%
Diageo PLC - Sponsored ADR	10,000	567,400

		1,240,120

Energy — 2.2%

Energy — 2.2%
XTO Energy, Inc.	15,000	529,050
Apache Corp.	2,150	160,239
ConocoPhillips	3,000	155,400
EOG Resources, Inc.	2,300	153,134
Devon Energy Corp.	2,300	151,133

		1,148,956

Total Common Stocks (Cost $48,643,733)		32,426,212

CONVERTIBLE PREFERRED STOCKS — 0.1%

Six Flags, Inc. 7.25% 8/15/09 (Cost $698,995)	30,000	21,600

CORPORATE BONDS — 11.3%

The Washington Post Co. 5.5% 2/15/09	$755,000	757,735
Wells Fargo & Co. 3.98% 10/29/10	250,000	248,115
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	300,000	304,454
Mohawk Industries, Inc. 5.75% 1/15/11	400,000	367,258
Time Warner Cable, Inc. 5.4% 7/02/12	250,000	233,618
Wells Fargo & Co. 4.375% 1/31/13	750,000	735,087
Liberty Media LLC 5.7% 5/15/13	750,000	495,433

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

CORPORATE BONDS — 11.3% (continued)

Texas Industries, Inc. 7.25% 7/15/13	$250,000	$194,375
American Express Credit Corp. 7.3% 8/20/13	500,000	512,293
Host Hotels & Resorts LP 6.875% 11/01/14	500,000	387,500
Level 3 Financing, Inc. 9.25% 11/01/14	750,000	438,750
Comcast Corp. 6.5% 1/15/15	300,000	295,241
Harrah’s Operating Co., Inc. 10.0% 12/15/15(c)	125,000	53,125
Comcast Corp. 4.95% 6/15/16	193,000	174,239
USG Corp. 6.3% 11/15/16	800,000	494,000
Martin Marietta Materials, Inc. 6.6% 4/15/18	400,000	298,405

Total Corporate Bonds (Cost $6,478,386)		5,989,628

MORTGAGE-BACKED SECURITIES — 21.6%(b)

Federal Home Loan Mortgage Corporation — 11.5%

2665 CL WY — 4.5% 2027 (0.5 years)	708,385	711,033
2548 CL HB — 4.5% 2010 (0.9 years)	750,000	761,679
3028 CL MB — 5.0% 2026 (1.0 years)	357,256	362,283
2975 CL OD — 5.5% 2027 (1.2 years)	800,000	821,945
2926 CL AB — 5.0% 2019 (1.6 years)	666,765	679,397
2831 CL AB — 5.0% 2018 (1.8 years)	280,552	286,134
2542 CL LD — 5.0% 2022 (2.3 years)	897,133	914,202
2627 CL LE — 3.0% 2017 (2.3 years)	753,891	738,210
3209 CL TU — 5.0% 2017 (3.2 years)	830,877	859,960

		6,134,843

Federal National Mortgage Association — 8.2%

2003-87 CL JA — 4.25% 2033 (0.0 years)	5,473	5,462
2003-87 CL TG — 4.5% 2014 (0.6 years)	460,000	463,761
2002-55 CL VA — 5.5% 2013 (1.0 years)	227,872	232,834
2003-4 CL PD — 5.0% 2016 (1.1 years)	800,000	813,303
2005-59 CL PB — 5.5% 2028 (1.2 years)	650,000	667,450
2003-83 CL VA — 5.5% 2014 (1.8 years)	261,650	270,058
2006-78 CL AV — 6.5% 2017 (2.3 years)	622,736	648,622
2002-91 CL QG — 5.0% 2018 (3.7 years)	750,000	760,497
2003-9 CL DB — 5.0% 2018 (4.7 years)	500,000	504,889

		4,366,876

BALANCED FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Other — 1.9%

CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (3.5 years)(c)	$821,460	$731,862
Chase 2004-S1 CL A6 — 4.5% 2019 (4.5 years)	322,811	281,879

		1,013,741

Total Mortgage-Backed Securities (Cost $11,330,840)		11,515,460

TAXABLE MUNICIPAL BONDS — 0.6%

University of California 4.85% 5/15/13 (Cost $298,248)	300,000	312,528

U.S. TREASURY — 3.5%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18 (Cost $1,835,398)	2,009,320	1,879,813

SHORT-TERM SECURITIES — 1.7%

Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.65% (Cost $927,156)(a)	927,156	927,156

Total Investments in Securities (Cost $70,212,756)		53,072,397
Other Assets Less Other Liabilities — 0.3%		174,198

Net Assets — 100%		$53,246,595

Net Asset Value Per Share		$7.78

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

MANAGEMENT DISCUSSION & ANALYSIS — NEBRASKA TAX-FREE INCOME FUND

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +2.2% in the quarter, compared to +3.9% return for the Barclays Capital 5-Year Municipal Bond Index.

As has become painfully evident to all of us, the U.S. economy continued to weaken broadly through the end of 2008. Nonfarm payrolls fell by 2.6 million last year, the most since 1945. However, nearly 2 million of the job losses occurred in the final four months of the year, highlighting the intensity of the economic decline at year-end. Positive feedback loops in economic ‘good’ times have turned into ‘vicious cycles’ in the current downturn. In employment and consumer spending, job losses have led to weaker spending and weaker spending has resulted in further layoffs. In lending, tight credit has led to slower growth and slower growth has led to even tighter credit. In housing, lower prices have led to increased foreclosures and more foreclosures have led to even lower home prices, and so on. In response to the accelerating economic weakness, the Federal Reserve lowered the overnight lending rate target (the ‘Fed Funds’ rate) to an unprecedented range of 0.0% to 0.25% and communicated that short rates would remain “unusually low for some time”.

The municipal bond marketplace performed well in the fourth quarter, our Fund included. While returns were strong, the rules of financial gravity remain suspended, we believe, as tax-free yields remain at or near record highs as a percentage of taxable yields. Despite the predominantly tax-free nature of municipal bond interest income, at least from Federal income tax, municipal bond yields continue to meaningfully exceed their U.S. Treasury counterparts across the entire yield curve. This disconnect is most pronounced on long-term bonds. Longer-term municipal bond yields, for instance, reached a remarkable 220% of comparable Treasuries at the beginning of December. While it does seem plausible that U.S. Treasury bond yields are abnormally low given their ‘safe haven’ status, long muni-bond yields at more than 2 times government yields reinforces our belief that a large portion of the municipal bond market appears undervalued by a wide margin.

Contributors to Fund performance were varied and included our 20% sector weighting in general obligation bonds, which are backed by taxes that generally can be levied without limit by a municipality. Other notable contributors included bonds backed by water and sewer revenues (10.7% of Fund net assets) and power or electric utility revenues (18.3% of Fund net assets). Principal detractors to the Fund’s performance were our investments in hospital revenue bonds (16.9% of Fund net assets).

Another development that continues to impact the municipal bond market is that longer-term bonds continued to underperform shorter-term bonds in the fourth quarter. For example, a broad index of municipal bonds maturing from 1 to 12 years, comprised by Merrill Lynch, returned a positive 3.6% in the fourth quarter while an index of bonds maturing longer than 12 years returned a negative 0.4%. Our Fund continues to be impacted by this dichotomy in the municipal marketplace as approximately one-third of its net assets are invested in longer-term municipal bonds (those maturing 10 years or longer).

The asset quality of our portfolio remains high, with a weighted average credit score, or rating, of AA-. As a result, we believe recent price declines should be recovered at maturity if not before, especially should the historical relationship between municipal and U.S. Treasury bonds reassert itself.

The average duration of our Fund decreased to 4.5 years from 4.8 years at September 30th while the average maturity increased modestly to 8.1 years from 8.0 years. Additionally, our current cash and other short-term investments position our Fund well to take advantage of further opportunities in the municipal bond market.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year

Nebraska Tax-Free Income Fund**	1.2%	2.7%	2.7%	3.8%	4.4%	5.1%
Barclays Capital 5-Year Municipal Bond Index#	5.8	4.8	3.6	4.6	4.8	5.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.80% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends and/or income.

**

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — NEBRASKA TAX-FREE INCOME FUND

(Unaudited)

State Breakdown

Nebraska	84.1%
Illinois	4.1
Washington	1.8
Commonwealth of Puerto Rico	1.8
Texas	1.5
Missouri	1.4
Alaska	0.9
Minnesota	0.1
Short-Term Securities/Other	4.3

100.0%

Sector Breakdown

Power	18.3%
Hospital	16.9
Higher Education	15.0
Water/Sewer	10.7
General	7.1
Housing	1.9

Total Revenue	69.9

City/Subdivision	8.9
School District	4.7
State/Commonwealth	4.6
County	1.8

Total General Obligation	20.0

Escrow/Pre-Refunded	5.8
Short-Term Securities/Other	4.3

100.0%

Financial Attributes

Average Maturity	8.1 years
Average Duration	4.5 years
Average Rating	AA-
30-Day SEC Yield at 12-31-08	3.5%
Income from municipals exempt from federal and Nebraska income taxes	Over 85%
Income subject to alternative minimum tax	Less than 5%

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities December 31, 2008 (Unaudited)

	Principal amount	Value

MUNICIPAL BONDS — 95.7%

Alaska — 0.9%
University of Alaska, University Revenue, Series J, FSA Insured, 5.0%, 10/01/17	$500,000	$501,290

Illinois — 4.1%
Cook County, General Obligation, Refunding, Series A, 5.0%, 11/15/16	1,000,000	1,012,050
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity, 6.75%, 4/15/12	155,000	165,478
Illinois State, General Obligation, FGIC Insured, 5.0%, 3/01/19	500,000	506,465
Illinois State, Sales Tax Revenue, Series Z, 5.0%, 6/15/19	500,000	510,110

		2,194,103
Minnesota — 0.1%
Minnesota State Housing Financial Agency, Single Family Mortgage,
Series D, 6.0%, 1/01/16	40,000	40,041

Missouri — 1.4%
Joplin, Industrial Development Authority, Revenue, Series A,
Catholic Health Initiatives, 5.125%, 12/01/15	750,000	753,232

Nebraska — 84.1%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	241,375
4.4%, 12/15/17	250,000	239,725
5.3%, 12/15/18	700,000	688,513
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	495,470
Series B, 4.65%, 6/15/12	500,000	490,820
Douglas County, Educational Facility Revenue, Series A, Creighton
University Project, FGIC Insured, 3.5%, 9/01/12	255,000	255,454
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured, 5.125%, 9/01/17	250,000	228,122
Quality Living Inc. Project, 4.7%, 10/01/17	255,000	186,142
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, 4.75%, 9/01/28	500,000	428,105
Children’s Hospital Obligated Group, 5.25%, 8/15/20	1,000,000	895,290
Children’s Hospital Obligated Group, 5.5%, 8/15/21	1,000,000	895,780
Lakeside Village Project, 5.125%, 12/15/22	500,000	402,025
Nebraska Medical Center Project, 5.0%, 11/15/14	380,000	375,379
Nebraska Medical Center Project, 5.0%, 11/15/15	295,000	287,705

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 84.1% (continued)
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System, 5.5%, 11/01/18	$500,000	$467,485
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	527,410
MBIA Insured, 4.3%, 11/15/14	500,000	505,580
4.75%, 6/15/17	490,000	491,107
Douglas County, Ralston Public School District #54, FSA Insured,
5.125%, 12/15/21	500,000	508,760
5.2%, 12/15/26	500,000	500,940
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington, 5.75%, 12/01/14	195,000	187,253
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s
Henry Doorly Zoo Project,
4.2%, 9/01/16	600,000	594,000
4.75%, 9/01/17	200,000	199,500
Gage County, Hospital Authority #1, Revenue, Beatrice Community
Hospital & Health Project, 5.35%, 5/01/19	500,000	495,930
Grand Island, Electric Revenue, MBIA Insured,
5.0%, 8/15/14	500,000	520,755
5.125%, 8/15/16	500,000	522,240
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC
Insured, 4.1%, 9/01/14	480,000	472,589
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured,
3.3%, 4/01/13	870,000	886,260
3.45%, 4/01/14	650,000	661,264
Hastings, Electric System Revenue, Refunding, FSA Insured, 5.0%, 1/01/19	750,000	776,265
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center,
4.0%, 6/01/10	380,000	380,232
Series A, 5.0%, 6/01/16	500,000	488,930
Series A, 5.0%, 6/01/17	500,000	480,710
Series B-2, LOC - U.S. Bank, 1.3%, 6/01/31 (Variable Rate Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding, 5.2%, 7/01/19	200,000	200,342
Lincoln, Electric System Revenue, Refunding,
5.0%, 9/01/10	500,000	526,720
5.0%, 9/01/18	1,000,000	1,068,550
Lincoln, General Obligation, Highway Allocation Fund, 4.0%, 5/15/23	1,000,000	924,350
Lincoln, Parking Revenue, Refunding, Series A, 5.375%, 8/15/14	250,000	255,080

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 84.1% (continued)
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured, 5.0%, 6/15/16	$885,000	$935,348
Lincoln, Water Revenue, 5.0%, 8/15/22	800,000	807,072
NEBHELP, Inc., Revenue, Series A-5A, AMT, 6.2%, 6/01/13	325,000	337,285
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project, 5.05%, 12/01/23	500,000	447,225
Nebraska Wesleyan University Project, Radian Insured,
5.15%, 4/01/22	1,000,000	927,500
Nebraska Educational Telecommunications Commission,
Revenue, DTV Project, 6.0%, 2/01/10	455,000	467,426
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund, 5.15%, 1/01/16	200,000	200,934
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.0%, 11/15/14	250,000	250,200
Hospital Revenue, Great Plains Regional Medical Center
Project, Radian Insured, 5.45%, 11/15/17	455,000	448,685
Nebraska Investment Financial Authority, Single Family
Housing Revenue, Series C, AMT
4.05%, 3/01/12	285,000	281,306
4.05%, 9/01/12	340,000	333,458
4.125%, 3/01/13	375,000	364,103
Nebraska Public Power District, Revenue,
Series A, 5.0%, 1/01/17, Pre-Refunded 1/01/09 @ 101	1,000,000	1,010,000
Series A, 5.125%, 1/01/18, Pre-Refunded 1/01/09 @ 101	425,000	429,250
Series B, 5.0%, 1/01/21	1,000,000	1,012,430
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured,
4.25%, 7/15/15	405,000	416,263
5.0%, 7/15/16	200,000	213,278
4.0%, 7/15/17	200,000	195,732
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project, 5.25%, 1/01/19	750,000	788,603
Omaha, Douglas County, General Obligation, Public Building
Commission, 5.1%, 5/01/20	750,000	776,745
Omaha, General Obligation, Refunding,
3.75%, 6/01/14	1,000,000	1,056,860
5.25%, 10/15/19	250,000	280,083

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Nebraska — 84.1% (continued)
Omaha, Public Facilities Corp., Lease Revenue, Series C,
Rosenblatt Stadium Project,
3.9%, 10/15/17	$235,000	$244,163
3.95%, 10/15/18	240,000	245,537
Omaha Public Power District, Electric Revenue,
Series A, 4.3%, 2/01/12, Pre-Refunded 2/01/10 @ 100	500,000	517,640
Series A, 5.0%, 2/01/17, Pre-Refunded 2/01/10 @ 100	400,000	417,124
Series A, Escrowed to Maturity, 7.625%, 2/01/12	410,000	446,670
Series A, 4.25%, 2/01/18	900,000	915,030
Series A, 4.1%, 2/01/19	1,000,000	999,230
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	852,570
Series C, 5.5%, 2/01/14	280,000	301,109
Omaha, Sanitary Sewer Revenue, MBIA Insured,
4.0%, 11/15/12	520,000	550,477
4.0%, 11/15/14	250,000	265,715
Papillion, General Obligation, Bond Anticipation Notes,
Series A, 3.7%, 6/01/09	700,000	701,372
Papillion, Water Revenue System, Bond Anticipation Notes,
Series C, 3.0%, 6/15/11	500,000	501,900
Platte County, Hospital Authority #1, Revenue, Columbus
Community Hospital Project, Radian Insured, 5.9%, 5/01/15	250,000	246,095
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured, 5.0%, 1/01/18	750,000	783,158
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook, 5.9%, 3/15/13	300,000	300,348
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III, 6.2%, 2/15/14	105,000	105,134
Southern Nebraska Public Power District, Electric System Revenue, AMBAC Insured, 4.625%, 9/15/21	1,000,000	987,170
University of Nebraska, Facilities Corp., Lease Rental Revenue,
UNMC Sorell Center Project, 4.0%, 4/15/11	1,000,000	1,044,530
University of Nebraska, University Revenue,
Lincoln Student Fees and Facilities, 4.6%, 7/01/17	570,000	591,512
Omaha Health & Recreation Project, 4.05%, 5/15/19	390,000	385,203
Omaha Health & Recreation Project, 5.0%, 5/15/33	700,000	658,644
Omaha Student Facilities Project, 4.5%, 5/15/16	565,000	607,155
Omaha Student Facilities Project, 5.0%, 5/15/27	800,000	789,544
Refunding, Lincoln Parking Project, 4.0%, 6/01/17	1,070,000	1,108,327

		45,547,300

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Puerto Rico — 1.8%
Commonwealth,
General Obligation, Refunding, FGIC Insured, 5.5%, 7/01/11	$990,000	$975,180

Texas — 1.5%
San Antonio, Electric & Gas Revenue, Series A
5.0%, 2/01/18	325,000	328,773
5.0%, 2/01/18, Pre-Refunded 2/01/09 @ 101	175,000	177,394
5.25%, 2/01/14	320,000	324,413

		830,580
Washington — 1.8%
Washington State, General Obligation, Variable Purpose,
Series B, 5.0%, 1/01/19	1,000,000	1,001,720

Total Municipal Bonds (Cost $52,329,405)		51,843,446

SHORT-TERM SECURITIES — 3.1%

Wells Fargo National Advantage Tax-Free Money Market Fund –Institutional Class 1.27%(a) (Cost $1,702,506)	1,702,506	1,702,506

Total Investments in Securities (Cost $54,031,911)		53,545,952
Other Assets Less Other Liabilities — 1.2%		626,796

Net Assets — 100.0%		$54,172,748

Net Asset Value Per Share		$9.75

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

MANAGEMENT DISCUSSION & ANALYSIS — SHORT-INTERMEDIATE INCOME FUND

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +1.7% in the fourth quarter, compared to a +4.8% return for the Barclays Capital U.S. Government/Credit Index, our Fund’s primary benchmark.

As has become painfully evident to all of us, the U.S. economy continued to weaken broadly through the end of 2008. Nonfarm payrolls fell by 2.6 million last year, the most since 1945. However, nearly 2 million of the job losses occurred in the final four months of the year, highlighting the intensity of the economic decline at year-end. Positive feedback loops in economic ‘good’ times have turned into ‘vicious cycles’ in the current downturn. In employment and consumer spending, job losses have led to weaker spending and weaker spending has resulted in further layoffs. In lending, tight credit has led to slower growth and slower growth has led to even tighter credit. In housing, lower prices have led to increased foreclosures and more foreclosures have led to even lower home prices, and so on. In response to the accelerating economic weakness, the Federal Reserve lowered the overnight lending rate target (the ‘Fed Funds’ rate) to an unprecedented range of 0.0% to 0.25% and communicated that short rates would remain “unusually low for some time.”

The primary beneficiaries of the continued economic weakness in the fixed-income marketplace during the fourth quarter were U.S. Treasury bonds as market participants remained reluctant to take risk. Corporate bonds managed to generate modest positive returns but meaningfully lagged the returns of Treasuries as credit spreads (the extra return above Treasuries investors demand as compensation for the incremental risk assumed) continued to widen during the quarter. A broad index of investment grade corporate bonds compiled by Merrill Lynch ended the year at a spread of over 6%, implying that much of corporate America’s bonds were priced at yields to maturity of 8% or higher in an environment where U.S. Treasury rates were 2% or less.

Our portfolio generated reasonable absolute results in the quarter but lagged those of our Fund’s primary benchmark. Most of our Fund’s return during the quarter resulted from coupon income on our bonds as price appreciation was modest. Key contributors during the quarter included our sizable investment (~50% of Fund net assets) in high-quality Mortgage-Backed Securities (MBS) issued by Fannie Mae and Freddie Mac and the senior debt of both companies (~8% of Fund net assets). A detractor to Fund performance during the quarter came from our small common stock investments (~1% of Fund net assets), including Redwood Trust, which, for example, declined during the quarter -27.9%.

The principal reason for our underperformance resulted from our low exposure to Treasury bonds (less than 5% during the quarter) compared to the near 50% Treasury weighting of our Fund’s benchmark. We believe U.S. Treasury bonds, especially longer-term, do not provide sufficient return prospects given the reflationary (and possibly inflationary) implications of the government’s massive stimulus actions and are content to have an all-time low exposure to Treasuries. Our current, and only, Treasury bond exposure is in inflation-protected securities (TIPS) that may benefit if and when the government’s ‘all-in’ reflationary policy efforts begin to take hold.

Investment activity remained high in the quarter as we continued to take advantage of the widest credit spreads since the 1930’s. We deployed approximately $27 million of Fund net assets in 17 separate securities. Examples include solid investment grade companies such as AT&T Corporation 3-year bonds and Time Warner Cable 4-year bonds both yielding near 8%; Comcast Corporation 6-year bonds and Wellpoint 3-year bonds, both yielding over 8%. These companies have solid balance sheets, low leverage and generate sizable free cash flow even in the current challenging economic environment.

We also added securities that could generate equity-like returns for our Fund. For example, we invested in the short-to intermediate-term bonds issued by Mohawk Industries, a leading producer and distributor of flooring worldwide and Martin Marietta Materials, a leading producer of construction aggregates in the United States, which we believe have the possibility of double digit returns.

Our exposure to non-investment grade, or ‘high-yield’ bonds, also increased as spreads widened to as much as 22% over comparable Treasuries in November of last year, according to Merrill Lynch data. Despite a grim outlook for the economy and the arguably certain increase of corporate bankruptcies, we believe that investors are now increasingly compensated for the increased credit risks. Our selective purchases in the non-investment grade area included additions to our USG position and new investments in Level 3 Communications, a leading international provider of fiber-based communications services and Host Hotels and Resorts, a luxury and upper-upscale lodging real estate company. In these instances, the possible mid-teens returns over the life of the bonds (approximate 5 years) could add meaningful incremental returns to our portfolio.

As of this writing, credit conditions appear to have improved somewhat but remain at levels that appear to provide us with reasonable investment opportunities. Overall, we remain well positioned to continue taking advantage of the attractive opportunities available in the marketplace.

	Total Return*	Average Annual Total Returns*

	1 Year	3 Year	5 Year	10 Year	15 Year

Short-Intermediate Income Fund	2.3%	4.1%	3.3%	4.6%	5.2%
Barclays Capital Intermediate U.S. Government/Credit Index #	5.1	5.5	4.2	5.4	5.8
Barclays Capital 1-5 Year U.S. Government/Credit Index #	5.1	5.5	4.0	5.1	5.5
Barclays Capital 1-3 Year U.S. Government/Credit Index #	5.0	5.3	3.8	4.8	5.2

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.71% of the Fund’s net assets. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	All performance numbers assume reinvestment of dividends.

#	Index performance is hypothetical and is for illustrative purposes only.

PORTFOLIO PROFILE — SHORT-INTERMEDIATE INCOME FUND

(Unaudited)

Credit Quality Ratings

U.S. Treasury	1.9%
U.S. Government Agency Mortgage Related Securities	46.7
Aaa/AAA	16.3
Aa/AA	5.6
A/A	7.5
Baa/BBB	7.9
Ba/BB	2.5
B/B, below, and non-rated	5.0
Short-Term Securities/Other	6.6

100.0%

Sector Breakdown

Mortgage-Backed Securities	43.7%
Corporate Bonds	25.6
Mortgage Pass-Through Securities	8.2
Government Agency	7.7
Short-Term Securities/Other	6.6
Taxable Municipal Bonds	5.6
U.S. Treasury	1.9
Common Stocks	0.7

100.0%

Financial Attributes

Average Maturity	3.1 years
Average Duration	1.9 years
Average Coupon	4.9%
Average Rating	AA
30-Day SEC Yield at 12-31-08	4.9%

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities December 31, 2008 (Unaudited)

	Principal amount	Value

CORPORATE BONDS — 25.6%

Liberty Media Corp. 7.875% 7/15/09	$500,000	$490,307
WellPoint, Inc. 4.25% 12/15/09	1,124,000	1,081,155
Wells Fargo & Co. 3.98% 10/29/10	1,750,000	1,736,805
Berkshire Hathaway Finance Corp. 4.2% 12/15/10	375,000	380,567
Mohawk Industries, Inc. 5.75% 1/15/11	3,695,000	3,392,542
WellPoint, Inc. 5.0% 1/15/11	1,000,000	945,590
AT&T Corp. 7.3% 11/15/11	2,000,000	2,079,266
Time Warner Cable, Inc. 5.4% 7/02/12	2,000,000	1,868,942
American Express Centurion Bank 5.55% 10/17/12	2,000,000	1,901,476
Wells Fargo & Co. 4.375% 1/31/13	4,000,000	3,920,464
Berkshire Hathaway Finance Corp. 4.6% 5/15/13	3,000,000	3,002,877
Liberty Media LLC 5.7% 5/15/13	1,625,000	1,073,438
Texas Industries, Inc. 7.25% 7/15/13	1,250,000	971,875
American Express Credit Corp. 7.3% 8/20/13	2,200,000	2,254,091
Berkshire Hathaway Finance Corp. 4.625% 10/15/13	1,000,000	993,336
Host Hotels & Resorts LP 6.875% 11/01/14	2,500,000	1,937,500
Level 3 Financing, Inc. 9.25% 11/01/14	2,000,000	1,170,000
Berkshire Hathaway Finance Corp. 4.85% 1/15/15	1,500,000	1,504,475
Comcast Corp. 6.5% 1/15/15	2,081,000	2,047,989
Harrah’s Operating Co., Inc. 10.0% 12/15/15(c)	375,000	159,375
Goldman Sachs Group, Inc. 5.35% 1/15/16	2,000,000	1,829,054
Comcast Corp. 4.95% 6/15/16	675,000	609,385
USG Corp. 6.3% 11/15/16	2,000,000	1,235,000
Martin Marietta Materials, Inc. 6.6% 4/15/18	2,600,000	1,939,634

Total Corporate Bonds (Cost $39,244,427)		38,525,143

MORTGAGE-BACKED SECURITIES — 43.7%(b)

Federal Home Loan Mortgage Corporation — 22.7%

3125 CL A — 5.125% 2013 (0.0 years)	106,473	106,362
2878 CL TB — 5.5% 2024 (0.3 years)	1,070,099	1,076,593
2665 CL WY — 4.5% 2027 (0.5 years)	3,778,052	3,792,179
2921 CL A — 5.5% 2018 (0.6 years)	1,664,294	1,682,412
2548 CL HB — 4.5% 2010 (0.9 years)	4,250,000	4,316,181
2692 CL QT — 4.5% 2018 (0.9 years)	1,984,112	2,001,357
3200 CL AD — 5.5% 2029 (1.0 years)	3,270,650	3,337,854
2765 CL JN — 4.0% 2019 (1.0 years)	1,197,331	1,204,332

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

Federal Home Loan Mortgage Corporation — 22.7% (continued)

2743 CL HC — 4.5% 2015 (1.1 years)	$3,000,000	$3,036,424
2975 CL OD — 5.5% 2027 (1.2 years)	2,700,000	2,774,063
R011 CL AB — 5.5% 2020 (1.4 years)	2,397,451	2,459,555
R009 CL AJ — 5.75% 2018 (1.4 years)	1,731,478	1,769,018
2831 CL AB — 5.0% 2018 (1.8 years)	1,122,210	1,144,536
2627 CL LE — 3.0% 2017 (2.3 years)	1,319,309	1,291,868
2999 CL NB — 4.5% 2017 (2.6 years)	4,000,000	4,074,821

		34,067,555

Federal National Mortgage Association — 15.8%

2003-87 CL JA — 4.25% 2033 (0.0 years)	23,095	23,051
2003-81 CL NX — 3.5% 2013 (0.2 years)	189,173	188,985
2002-74 CL TC — 5.0% 2015 (0.2 years)	70,551	70,594
2003-87 CL TE — 4.0% 2013 (0.2 years)	353,400	353,499
2003-20 CL QC — 5.0% 2027 (0.3 years)	566,627	569,430
2002-74 CL TD — 5.0% 2015 (0.7 years)	4,000,000	4,049,621
2003-113 CL PC — 4.0% 2015 (0.9 years)	1,010,000	1,016,164
2005-59 CL PB — 5.5% 2028 (1.2 years)	2,000,000	2,053,691
2004-81 CL KC — 4.5% 2017 (1.6 years)	3,000,000	3,044,057
2003-43 CL EX — 4.5% 2017 (2.0 years)	690,125	701,125
2003-16 CL PD — 5.0% 2016 (2.0 years)	1,000,000	1,021,610
2003-39 CL LC — 5.0% 2022 (2.1 years)	1,046,567	1,064,633
2006-78 CL AV — 6.5% 2017 (2.3 years)	1,969,505	2,051,376
2003-27 CL DW — 4.5% 2017 (2.3 years)	1,000,000	1,018,814
2003-92 CL PD — 4.5% 2017 (2.6 years)	2,500,000	2,550,321
2003-9 CL DB — 5.0% 2018 (4.7 years)	1,000,000	1,009,777
2003-24 CL BC — 5.0% 2018 (4.9 years)	3,000,000	3,029,466

		23,816,214

Other — 5.2%

GNR 2004-80 CL GC — 5.0% 2031 (1.6 years)	3,000,000	3,038,486
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (3.5 years)(c)	2,464,380	2,195,585
WAMU 2003-S7 CL A1 — 4.5% 2018 (3.9 years)	1,040,843	1,012,922
Chase 2004-S1 CL A6 — 4.5% 2019 (4.5 years)	398,160	347,673
CMSI 2003-11 CL 2A1 — 5.5% 2033 (4.9 years)	1,357,007	1,192,836

		7,787,502

Total Mortgage-Backed Securities (Cost $64,773,124)		65,671,271

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount	Value

MORTGAGE PASS-THROUGH SECURITIES — 8.2%(b)

Federal National Mortgage Association — 7.4%

256982 — 6.0% 2017 (1.5 years)	$1,175,110	$1,222,836
888439 — 5.5% 2022 (1.7 years)	2,875,077	2,966,694
254863 — 4.0% 2013 (1.9 years)	430,027	436,189
255291 — 4.5% 2014 (2.2 years)	587,141	601,790
254907 — 5.0% 2018 (2.8 years)	1,127,865	1,164,495
251787 — 6.5% 2018 (2.9 years)	31,800	33,324
888595 — 5.0% 2022 (3.1 years)	3,169,999	3,260,570
357985 — 4.5% 2020 (3.3 years)	1,375,639	1,410,215

		11,096,113

Federal Home Loan Mortgage Corporation — 0.8%

18190 — 5.5% 2022 (2.4 years)	757,073	780,918
1386 — 5.0% 2018 (2.7 years)	359,074	371,319

		1,152,237

Total Mortgage Pass-Through Securities (Cost $11,864,530)		12,248,350

TAXABLE MUNICIPAL BONDS — 5.6%

Topeka, Kansas 4.5% 8/15/09	1,135,000	1,150,459
Stratford, Connecticut 6.55% 2/15/13	500,000	521,560
University of California 4.85% 5/15/13	990,000	1,031,342
Nebraska Public Power District 5.14% 1/01/14	1,000,000	1,000,430
Los Angeles, CA Cmty Dev 6.0% 9/01/14	2,275,000	2,234,278
Los Angeles, CA Cmty Dev 6.0% 9/01/15	1,220,000	1,180,972
Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,249,613

Total Taxable Municipal Bonds (Cost $8,551,246)		8,368,654

U.S. TREASURY AND GOVERNMENT AGENCY — 9.6%

U.S. Treasury — 1.9%

U.S. Treasury Inflation-Indexed Note 1.375% 7/15/18	3,013,980	2,819,720

SHORT-INTERMEDIATE INCOME FUND

Schedule of Investments in Securities, Continued

	Principal amount or shares	Value

Government Agency — 7.7%

Freddie Mac 3.25% 7/09/09	$1,000,000	$1,013,556
Federal Home Loan Banks 4.16% 12/08/09	900,000	929,457
Fannie Mae 4.125% 4/28/10	2,000,000	2,080,248
Freddie Mac 4.125% 6/16/10	1,000,000	1,042,420
Freddie Mac 5.5% 9/15/11	1,000,000	1,109,236
Federal Home Loan Banks 5.2% 5/21/12	2,000,000	2,032,700
Freddie Mac 5.0% 11/13/14	3,000,000	3,382,347

		11,589,964

Total U.S. Treasury and Government Agency (Cost $13,614,393)		14,409,684

COMMON STOCKS — 0.7%

Redwood Trust, Inc.	64,265	958,191
Newcastle Investment Corp.	45,000	37,800

Total Common Stocks (Cost $2,881,918)		995,991

CONVERTIBLE PREFERRED STOCKS — 0.0%

Six Flags, Inc. 7.25% 8/15/09 (Cost $814,492)	35,000	25,200

SHORT-TERM SECURITIES — 5.7%

Wells Fargo Advantage Government Money Market Fund- Institutional Class 0.65%(a) (Cost $8,635,550)	8,635,550	8,635,550

Total Investments in Securities (Cost $150,379,680)		148,879,843
Other Assets Less Other Liabilities — 0.9%		1,294,484

Net Assets — 100%		$150,174,327

Net Asset Value Per Share		$11.29

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

(b)	Number of years indicated represents estimated average life of mortgage-backed securities.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

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MANAGEMENT DISCUSSION & ANALYSIS — GOVERNMENT MONEY MARKET FUND

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the fourth quarter with a 7-day effective yield of 0.58%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

In response to accelerating economic weakness in the fourth quarter, the Federal Reserve lowered the overnight lending rate target (the ‘Fed Funds’ rate) to an unprecedented range of 0.0% to 0.25% and communicated that short rates would remain “unusually low for some time.” The implication for our Fund and all money market fund investors has been a rapid decline in investment yield as maturing securities are reinvested in a much lower return environment.

While the absolute level of our Fund’s yield is low, selective investments in the fourth quarter have kept our yield meaningfully above current market rates. This benefit will likely dissipate during the first quarter of 2009 as those investments mature and we reinvest the proceeds. The future path of interest rates is, of course, unknown, but given the Fed’s strong intent to keep rates low it seems likely our Fund’s yield will be headed lower, at least in the first half of 2009.

Despite today’s low yield environment, our Fund continues to be a sensible option for those investors whose objective is the maintenance of liquidity and the preservation of capital.

GOVERNMENT MONEY MARKET FUND

Schedule of Investments in Securities
December 31, 2008
(Unaudited)

	Principal amount or shares	Value

GOVERNMENT AGENCY — 39.1%†

Freddie Mac Discount Note 1.1% 3/10/09	$15,000,000	$14,968,833
Federal Home Loan Banks Discount Note 2.6% 3/16/09	15,000,000	14,922,300
Fannie Mae Discount Note 0.4% 5/20/09	15,000,000	14,974,517

Total Government Agency		44,865,650

SHORT-TERM SECURITIES — 60.8%

Wells Fargo Advantage 100% Treasury Money Market Fund – Service Class 0.05%(a)	39,684,745	39,684,745
Wells Fargo Advantage Government Money Market Fund – Institutional Class 0.65%(a)	30,193,396	30,193,396

Total Short-Term Securities		69,878,141

Total Investments in Securities (Cost $114,743,791)		114,743,791
Other Assets Less Other Liabilities — 0.1%		162,083

Net Assets — 100%		$114,905,874

Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2008.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk.

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Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Weitz Securities, Inc.
Investment Adviser
Wallace R. Weitz & Company	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company
Custodian
Wells Fargo Bank Minnesota,	Sub-Transfer Agent
National Association	Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Nebraska Tax-Free Income Fund - WNTFX
Short-Intermediate Income Fund - WEFIX
Government Money Market Fund - WGMXX

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An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

1/30/09